NUVEEN LARGE CAP SELECT FUND

SUPPLEMENT DATED MAY 29, 2020

TO THE PROSPECTUS DATED FEBRUARY 28, 2020

1.	The section “Fund Summaries—Nuveen Large Cap Select Fund—Fees and Expenses of the Fund—Annual Fund Operating Expenses” is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I

Management Fees	0.70%	0.70%	0.70%

Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%

Other Expenses

Interest and Related Expenses[3]	0.01%	0.01%	0.01%

Remainder of Other Expenses	0.24%	0.24%	0.24%

Total Annual Fund Operating Expenses	1.20%	1.95%	0.95%

Fee Waivers and/or Expense Reimbursements[4,5]	(0.14)%	(0.14)%	(0.14)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.06%	1.81%	0.81%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2

Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3	Includes interest expense and fees related to Fund borrowing arrangements.
4	Fee Waivers and/or Expense Reimbursements have been restated to reflect current fees.
5

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2022 so that the total annual operating expenses of the Fund (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.80% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.

2.	The section “Fund Summaries—Nuveen Large Cap Select Fund—Fees and Expenses of the Fund—Example” is deleted in its entirety and replaced with the following:

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the fee waivers currently in place are not renewed beyond July 31, 2022. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Class I
1 Year	$677	$184	$83
3 Years	$905	$582	$272
5 Years	$1,168	$1,023	$495
10 Years	$1,920	$2,249	$1,138

3.

Notwithstanding anything to the contrary included in the fifth and sixth paragraphs of the section “How We Manage Your Money—Who Manages the Funds—Management Fees,” for Nuveen Large Cap Select Fund, Nuveen Fund Advisors, LLC has agreed to waive fees and/or reimburse expenses through July 31, 2022 so that the total annual operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.80% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Fund’s Class R6 shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to July 31, 2022 only with the approval of the Board of Directors of the Fund.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-LCSP-0520P